Exhibit 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Quarterly Report of China Network Media Inc. (“Company”) on Form 10-Q for the period ended June 30, 2013 as filed with the Securities and Exchange Commission (the "Report"), I, HuiAn Peng, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2013	By:	/s/ HuiAn Peng
	Name:	HuiAn Peng
	Title:	Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Accounting and Financial Officer)

A signed original of this written statement required by Section 906 has been provided to China Network Media Inc. and will be retained by China Network Media Inc. and furnished to the Securities and Exchange Commission or its staff upon request.